UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                ________________


                                November 14, 2003
                                -----------------
                Date of Report (Date of Earliest Event Reported)


                               NIAGARA CORPORATION
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                         0-22206                59-3182820
      --------                         -------                ----------
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
  of Incorporation)                                        Identification No.)


                               667 Madison Avenue
                               New York, New York
                               -------------------
                    (Address of Principal Executive Offices)


                                      10021
                                    ---------
                                   (Zip Code)


                                 (212) 317-1000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

99.1     Press Release dated November 14, 2003 issued by Niagara Corporation.


Item 12. Results of Operations and Financial Condition.


On November 14, 2003, Niagara Corporation announced its results of operations for the three and nine months ended September 30, 2003. A copy of the press release announcing these results is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.
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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NIAGARA CORPORATION


                                        By: /s/ Marc J. Segalman
                                           -------------------------------
                                        Name:   Marc J. Segalman
                                        Title:  Executive Vice President
                                                  & General Counsel

Date:  November 17, 2003

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                                                    EXHIBIT INDEX



    Exhibit No.                                     Description                                      Page No.
--------------------- ------------------------------------------------------------------------ ---------------------
       99.1           Press Release dated November 14, 2003 issued by Niagara Corporation.              5
--------------------- ------------------------------------------------------------------------ ---------------------
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